UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2014

GOODMAN NETWORKS INCORPORATED

(Exact name of registrant as specified in its charter)

Texas	333-186684	74-2949460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 International Parkway, Suite 1000 Plano, Texas	75093
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 406-9692

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

On December 2, 2014, Goodman Networks Incorporated (the “Company”) entered into an executive employment agreement (the “Employment Agreement”) with Craig E. Holmes under which Mr. Holmes was appointed to serve as the Company’s Chief Financial Officer, including the role of principal financial officer, effective December 2, 2014. Mr. Holmes replaced Geoffrey W. Miller, who had been serving as interim Chief Financial Officer and fulfilling the duties of principal financial officer since June 26, 2014. Mr. Miller is assisting with the transition.

Mr. Holmes, 57, previously served as Executive Vice President and Chief Financial Officer of Digital Generation, Inc. (“Digital Generation”), a global television and online advertising management and distribution platform, and Sizmek Inc., the online segment of Digital Generation, from November 2012 to May 2014. Prior to joining Digital Generation, Mr. Holmes served as Chief Financial Officer of Quickoffice, Inc. (“Quickoffice”), a provider of mobile productivity solutions, from May 2011 through its sale to Google, Inc. in July 2012. Prior to his employment at Quickoffice, Mr. Holmes provided advisory and consulting services at Enfora Inc., a privately held global manufacturing and software development company from November 2009 to April 2011. Mr. Holmes served as Chief Financial Officer for Intervoice, Inc., a NASDAQ traded global software and services company from August 2003 to November 2009, and served as Chief Financial Officer at two start-ups in the software development and internet services space, EpicRealm from September 1999 to May 2001 and Masergy Communications from August 2001 to May 2002. Mr. Holmes also served as Chief Financial Officer at EXCEL Communications, a New York Stock Exchange traded communications services company, from April 1995 to May 1999. Mr. Holmes began his career at Arthur Anderson in 1982 and became a Partner in 1995. Mr. Holmes has also served on the University of Texas at Dallas School of Management Board of Advisors from December 2003 to January 2008, and the Dallas Summer Musicals Board of Directors from December 2004 to January 2010. Mr. Holmes currently serves on the Board of Directors of Hobi International, Inc., where he has served since August 2009, and Independent Bank Group, Inc., where he has served since 2013. Mr. Holmes holds a Master’s degree and a Bachelor’s degree in Accounting from Texas Tech University.

Employment Agreement

The Employment Agreement provides for a one-year term and automatically renews for successive one-year terms. Pursuant to the Employment Agreement, Mr. Holmes will receive a base salary of $350,000 per annum, subject to increase at the discretion of the Company’s Chief Executive Officer or Board of Directors. Mr. Holmes will also be eligible to participate in the Goodman Networks Incorporated Executive Management Bonus Plan, as amended, as well as other benefit plans maintained by the Company. Additionally, the Employment Agreement provides that Mr. Holmes will be awarded a stock option (the “Stock Option”) representing the right to purchase ten thousand (10,000) shares of the Company’s common stock, par value $0.01 per share, at an exercise price equal to the fair market value of a share of common stock on the date of grant.

The Employment Agreement automatically terminates upon Mr. Holmes’ death and may be terminated by the Company upon Mr. Holmes’ disability. Additionally, the Employment Agreement may be terminated by the Company (i) for Cause (as defined in the Employment Agreement) upon prior written notice or (ii) other than for Cause upon thirty (30) days’ prior written notice. Mr. Holmes may also terminate his Employment Agreement (i) for Good Reason (as defined in the Employment Agreement) upon prior written notice or (ii) other than for Good Reason upon thirty (30) days’ prior written notice.

Mr. Holmes is entitled to the following compensation and benefits upon termination of his Employment Agreement:

•	If Mr. Holmes’ employment is terminated for any reason, including by the Company for Cause or by Mr. Holmes other than for Good Reason, the Company will pay Mr. Holmes his earned but unpaid base salary through the date of termination and any unreimbursed business expenses. Additionally, if Mr. Holmes’ employment is terminated for any reason except by the Company for Cause, the Company will pay Mr. Holmes his earned but unpaid bonus through the date of termination.

•	If Mr. Holmes’ employment is terminated without Cause or for Good Reason, the Company will, in addition to the compensation described above and subject to the execution of a general release and compliance with certain restrictive covenants, pay a lump sum cash payment equal to twelve (12) months of Mr. Holmes’ base salary.

The Employment Agreement also includes, among other things, customary non-competition, non-solicitation and confidentiality provisions.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure.

On December 4, 2014, the Company issued a press release announcing the appointment of Mr. Holmes as the Company’s Chief Financial Officer. Additionally, on December 4, 2014, the Company issued a press release announcing the appointment of Ernest J. Carey as the Company’s Chief Operating Officer, effective as of December 8, 2014. Copies of the press releases are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.

In accordance with General Instruction B.2 to Current Report on Form 8-K, the information furnished pursuant to Item 7.01 (including Exhibit 99.1 and Exhibit 99.2 hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and such information shall not be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Executive Employment Agreement, dated December 2, 2014, by and between Craig E. Holmes and Goodman Networks Incorporated.

99.1	Press release, issued December 4, 2014 (furnished pursuant to Item 7.01).

99.2	Press release, issued December 4, 2014 (furnished pursuant to Item 7.01).

SIGNATURES

The Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODMAN NETWORKS INCORPORATED

Date: December 4, 2014	By:	/s/ Ron B. Hill
		Name:	Ron B. Hill
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Executive Employment Agreement, dated December 2, 2014, by and between Craig E. Holmes and Goodman Networks Incorporated.

99.1	Press release, issued December 4, 2014 (furnished pursuant to Item 7.01).

99.2	Press release, issued December 4, 2014 (furnished pursuant to Item 7.01).